UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2009

CHINA GREEN AGRICULTURE, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3rd Floor, Borough A, Block A. No.181 South Taibai Road Xi’an, Shaanxi Province People’s Republic of China 710065
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	(011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01.	Other Events.

On July 29, 2009, China Green Agriculture, Inc. (the “Company”) issued a press release announcing that its revenues for fiscal year 2009 are expected to exceed its previously announced guidance. The Company provided its business outlook for fiscal year 2010 in the same press release. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated July 29, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2009

CHINA GREEN AGRICULTURE, INC.
(Registrant)

By:	/s/ Tao Li
Tao Li,
President and Chief Executive Officer